Exhibit 10.22

FIRST AMENDMENT TO LICENSE AGREEMENT

This FIRST AMENDMENT, dated as of June 11, 20121 (this “First Amendment”), to the License Agreement, dated as of May 2, 2021 (the “Agreement”), is entered into by and between Sonnet Biotherapeutics, Inc. (“Sonnet”) and New Life Therapeutics PTE, Ltd (“New Life”). Unless otherwise set forth herein, capitalized terms used herein shall have the meanings set forth in the Agreement.

W I T N E S S E T H

WHEREAS, Sonnet and New Life entered into the License Agreement dated May 2, 2021 pursuant to which Sonnet granted New Life, inter alia, an exclusive license to Develop and Commercialize the Product in the DPN Field in the Exclusive Territory; and

WHEREAS, the Parties hereto wish to amend the Agreement, as provided for in this First Amendment;

NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. The Preamble shall be amended to delete the reference to SONNET BIOTHERAPEUTICS, INC. and replaced with SONNET BIOTHERAPEUTICS CH SA. All subsequent references in the Agreement to Sonnet shall be deemed to be a reference to SONNET BIOTHERAPEUTICS CH SA.

2. Except as specifically amended above, all terms and conditions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed.

3. This First Amendment may be executed in one or more counterparts that together shall constitute a single agreement. If any provisions of this First Amendment shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire First Amendment. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this First Amendment shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the Parties shall be construed and enforced accordingly.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this First Amendment as of the date first above written.

SONNET BIOTHERAPEUTICS, INC.

By:	/s/ Pankaj Mohan, Ph.D.
Name:	Pankaj Mohan, Ph.D.
Title:	Founder and Chief Executive Officer

By:	/s/ Stephen J. McAndrew, Ph.D.
Name:	Stephen J. McAndrew, Ph.D.
Title:	Vice President, Business Development

NEW LIFE THERAPEUTICS PTE, LTD

By:	/s/ Rakesh K. Aggarwal
Name:	Rakesh K. Aggarwal
Title:	Chief Executive Officer

By:	/s/ Rachna Kairon, M.D.
Name:	Rachna Kairon, M.D.
Title:	Chief Operating Officer

SONNET BIOTHERAPEUTICS CH SA

By:	/s/ Pankaj Mohan, Ph.D.
Name:	Pankaj Mohan, Ph.D.
Title:	Chairman of the Board of Directors

By:	/s/ Gael Hédou, Ph.D.
Name:	Gael Hédou, Ph.D.
Title:	Chief Operating Officer